EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------
JUDGE: BARBARA J. HOUSER
---------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                     Chief Financial Officer
---------------------------------------            ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                                 11/20/00
---------------------------------------            ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ JESSICA L. WILSON                              Chief Accounting Officer
---------------------------------------            ------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                          11/20/00
---------------------------------------            ------------------------
PRINTED NAME OF PREPARER                                      DATE

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-1
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 MONTH                 MONTH             MONTH
                                                      SCHEDULE          --------------------------------------------------------
ASSETS                                                 AMOUNT                 October 2000
--------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                              $13,401,586              $26,505,479                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                                  $0                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                     $13,401,586              $26,505,479                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                                              ($12,018,737)               $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                               ($1,016,667)               $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                   $15,000                  $15,000                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                           $251,751                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                           $422,186,692             $374,571,580                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                          $435,603,278             $388,308,406                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                     $2,425,652               $2,865,674                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                                     $728,655                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                       $2,425,652               $2,137,019                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                  $62,465                 $219,367                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                     $10,967,208              $10,323,664                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                           $138,370,015             $138,370,015                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                  $587,428,618             $539,358,471                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                         $4,327,276                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                    $0                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                    $0                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                          $750,202                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                     $0                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                        $549,498                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                              $5,626,976                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                  $466,119,468             $397,279,348                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                      $29,661                       $0                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                 $22,580,547               $2,232,269                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                     $0              $35,319,820                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                 $488,729,676             $434,831,437                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                             $488,729,676             $440,458,413                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                              $98,899,692                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                               $366                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                            $0              $98,900,058                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                $488,729,676             $539,358,471                $0                 $0
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-2
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH               MONTH          MONTH
                                                             -------------------------------------------------------      QUARTER
REVENUES                                                           October 2000                                            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                       $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                            $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                          $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                             $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                                         $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                                      $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                             $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                         $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                                    $74,167             $0             $0              $74,167
---------------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                                  $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                    ($1,487,880)            $0             $0          ($1,487,880)
---------------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                                    $23,392             $0             $0              $23,392
---------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                                  $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                    ($1,390,321)            $0             $0          ($1,390,321)
---------------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                             $1,390,321             $0             $0           $1,390,321
---------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                              ($210,756)            $0             $0            ($210,756)
---------------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                                    $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
18.   INTEREST  EXPENSE                                              $118,550             $0             $0             $118,550
---------------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                                          $48,335             $0             $0              $48,335
---------------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                    $91,567             $0             $0              $91,567
---------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                                  $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                                     $47,696             $0             $0              $47,696
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                            $1,339,183             $0             $0           $1,339,183
---------------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                                    $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                                  $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                                $1,339,183             $0             $0           $1,339,183
---------------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                                           $0             $0             $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                                $3,442             $0             $0               $3,442
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-3
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH              MONTH           MONTH            QUARTER
CASH RECEIPTS AND                                           -----------------------------------------------------
DISBURSEMENTS                                                   October 2000                                            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                  $47,704,367                                         $47,704,367
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                          $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                         $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                                        $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                            $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                                      $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                      $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                        $40,609,783              $0              $0         $40,609,783
---------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                               $40,609,783              $0              $0         $40,609,783
---------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                             $40,609,783              $0              $0         $40,609,783
---------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                       $88,314,150              $0              $0         $88,314,150
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                 $3,689,834              $0              $0          $3,689,834
---------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                          $1,489,055              $0              $0          $1,489,055
---------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                  $52,471              $0              $0             $52,471
---------------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                      $28,847,318              $0              $0         $28,847,318
---------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                     $310,409              $0              $0            $310,409
---------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                   $1,042,709              $0              $0          $1,042,709
---------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                                 $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                    $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                      $1,258,052              $0              $0          $1,258,052
---------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                       $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                       $5,630,183              $0              $0          $5,630,183
---------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                       $65,342              $0              $0             $65,342
---------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                     $5,568              $0              $0              $5,568
---------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                        $18,009,360              $0              $0         $18,009,360
---------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                              $60,400,301              $0              $0         $60,400,301
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                           $1,392,870              $0              $0          $1,392,870
---------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                              $15,500              $0              $0             $15,500
---------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                 $0              $0              $0                  $0
---------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                               $1,408,370              $0              $0          $1,408,370
---------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                        $61,808,671              $0              $0         $61,808,671
---------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                             ($21,198,888)             $0              $0        ($21,198,888)
---------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                        $26,505,479              $0              $0         $26,505,479
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-4
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                           MONTH             MONTH           MONTH
                                                       SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT         October 2000
---------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                       $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                      $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                      $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
4.     91+                                                                        $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                   $12,018,737              $0              $0
---------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0        ($12,018,737)             $0              $0
---------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                      MONTH:  October 2000
---------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60              61-90              91+
TAXES PAYABLE                        DAYS             DAYS              DAYS              DAYS            TOTAL
---------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
5.     TOTAL  TAXES  PAYABLE                 $0               $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE              $2,716,818       $1,594,060            $417,018       ($400,620)     $4,327,276
---------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                  MONTH:  October 2000
---------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING           AMOUNT                            ENDING
                                                          TAX           WITHHELD AND/        AMOUNT            TAX
FEDERAL                                                LIABILITY*        0R ACCRUED           PAID          LIABILITY
---------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0            $109,984        $109,984              $0
---------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0            $109,984        $109,984              $0
---------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0            $109,984        $109,984              $0
---------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:        October 2000
-----------------------------------------------------------------------------------------------------------------------------------
BANK  RECONCILIATIONS
                                                      Account #1              Account #2             Account #3
-----------------------------------------------------------------------------------------------------------------------------------
A. BANK:                                               Bank One                Bank One             Wells Fargo
---------------------------------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                                    100140334               9319959434            4417-881463            TOTAL
---------------------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):                                    Operating              Disbursement            Operating
-----------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                       $763,748                    $50,000            $26,440            $941,475
-----------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                       $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                   $3,298,615                         $0                 $0          $3,358,616
-----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                         ($162,213)                        $0           ($26,566)          ($188,779)
-----------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                   ($2,697,080)                   $50,000              ($126)        ($2,647,206)
-----------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                  No checks                       18043           No checks
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                 TYPE OF                PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE               INSTRUMENT               PRICE               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.     Wells Fargo Certificate of Deposit                                  CD                         $200,000            $202,564
-----------------------------------------------------------------------------------------------------------------------------------
8.     Bank One                                         10/31/00           Overnight Sweep         $28,907,835         $28,907,835
-----------------------------------------------------------------------------------------------------------------------------------
9.     N/A
-----------------------------------------------------------------------------------------------------------------------------------
10.    N/A
-----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                           $29,107,835         $29,110,399
-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                     $1,000
-----------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                       $26,505,479
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:        October 2000
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS
                                                      Account #4             Account #5             Account #6
-----------------------------------------------------------------------------------------------------------------------------------
A. BANK:                                               Bank One                Bank One              Bank One
---------------------------------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                                   1570695922         100129949/931995845         1586268961           TOTAL
---------------------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):                                    Payroll            Health Insurance          Flex Spending
-----------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                             $0                    $60,001            $41,286            $101,287
-----------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                       $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                           $0                    $60,001                 $0             $60,001
-----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                         ($162,213)                        $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                            $0                         $0            $41,286             $41,286
-----------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                        65930                    140617                1100
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                 TYPE OF                PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE               INSTRUMENT               PRICE               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                         $0
-----------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                           $41,286
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:        October 2000
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS
                                                      Account #7
-----------------------------------------------------------------------------------------------------------------------------------
A. BANK:                                               Bank One
---------------------------------------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                                   1586269860                                                          TOTAL
---------------------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):                                      COD
-----------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                             $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                       $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                           $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                            $0                         $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                        2109
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                 TYPE OF                PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE               INSTRUMENT               PRICE               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND
-----------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                                $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-6
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

                                                        MONTH: October 2000

----------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------
                                          INSIDERS
----------------------------------------------------------------------------------------------
                                       TYPE OF                    AMOUNT       TOTAL PAID
              NAME                     PAYMENT                     PAID          TO DATE
----------------------------------------------------------------------------------------------
1.   Mike Clark                        Salary                        $7,917           $42,501
----------------------------------------------------------------------------------------------
2.   Jim Craig                         Salary                       $16,667          $100,002
----------------------------------------------------------------------------------------------
3.   Janie Garrard                     Salary                            $0            $2,625
----------------------------------------------------------------------------------------------
4.   Drew Keith                        Salary                       $16,250          $103,962
----------------------------------------------------------------------------------------------
5    Lena Baker                        Salary                            $0            $7,500
----------------------------------------------------------------------------------------------
6    Jim Reeves                        Salary                       $33,333          $199,998
----------------------------------------------------------------------------------------------
7    John Turnipseed                   Salary                            $0           $41,668
----------------------------------------------------------------------------------------------
8    TOTAL PAYMENTS
     TO INSIDERS                                                    $74,167          $498,256
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                                              DATE OF COURT                                                          TOTAL
                                            ORDER AUTHORIZING       AMOUNT         AMOUNT          TOTAL PAID       INCURRED
     NAME                                        PAYMENT           APPROVED         PAID             TO DATE       & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------
1.   Lain Faulkner                                                                    $75,767          $298,074      $71,177
-----------------------------------------------------------------------------------------------------------------------------
2.   Haynes and Boone                                                                $417,906        $1,285,551     $537,631
-----------------------------------------------------------------------------------------------------------------------------
3.   The Seabury Group                                                               $150,000          $900,000           $0
-----------------------------------------------------------------------------------------------------------------------------
4.   Forshey & Prostock                                                               $66,703          $178,405      $41,738
-----------------------------------------------------------------------------------------------------------------------------
5    Price Waterhouse Coopers                                                        $109,699          $294,071           $0
-----------------------------------------------------------------------------------------------------------------------------
6    Jay Alix and Associates                                                         $153,473          $239,718      $51,255
-----------------------------------------------------------------------------------------------------------------------------
7    Andrews & Kurth                                                                 $173,921          $560,753           $0
-----------------------------------------------------------------------------------------------------------------------------
8    Jenkins & Gilchrist                                                               $1,479           $47,474           $0
-----------------------------------------------------------------------------------------------------------------------------
9    Ford and Harrison                                                                 $9,670          $103,765      $23,401
-----------------------------------------------------------------------------------------------------------------------------
10.  Grant Thornton                                                                   $65,000          $115,000      $25,000
-----------------------------------------------------------------------------------------------------------------------------
11.  TOTAL PAYMENTS
     TO PROFESSIONALS                                                    $0        $1,223,618        $4,022,811     $750,202
-----------------------------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED        AMOUNTS
                                                                 MONTHLY          PAID              TOTAL
                                                                 PAYMENTS        DURING            UNPAID
                       NAME OF CREDITOR                            DUE            MONTH         POSTPETITION
----------------------------------------------------------------------------------------------------------------
1.   N/A
----------------------------------------------------------------------------------------------------------------
2.   N/A
----------------------------------------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------------------------------------
6.   TOTAL                                                               $0                $0                $0
----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-7
---------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------

                                                        MONTH: October 2000

QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
-----------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
-----------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                             X
-----------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                        X
-----------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                       X
-----------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
-----------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                    X
-----------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                  X
-----------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                            X
-----------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #4 - the Company has paid down approximately $19 million on its revolving credit facility in accordance with various court orders. Cash used in the payments were a result of asset sales (aircraft and inventory)
   and internally generated cash.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
-----------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
-----------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                    INSTALLMENT  PAYMENTS
----------------------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                                 PAYMENT AMOUNT
            POLICY                                CARRIER                    PERIOD COVERED          & FREQUENCY
----------------------------------------------------------------------------------------------------------------------
      121 Aircraft Insurance        Aviation Agency                  6/1/2000 - 5/31/2001       781,160   Quarterly
----------------------------------------------------------------------------------------------------------------------
      Workers Comp                  Aviation Agency                  1/1/2000 - 12/31/2000      124,382    Monthly
----------------------------------------------------------------------------------------------------------------------
      Inland Marine/Property        GCU                              4/1/2000 - 3/31/2001         9,902    Monthly
----------------------------------------------------------------------------------------------------------------------
      Professional Liab             Aviation Agency                  6/1/2000 - 5/31/2001        25,291     Annual
----------------------------------------------------------------------------------------------------------------------
      135 Aircraft Insurance        Aviation Agency                  10/1/2000 - 9/30/2001      100,266   Quarterly
----------------------------------------------------------------------------------------------------------------------
      Primary Auto                  Aviation Agency                  4/1/2000 - 3/31/2001        10,827    Monthly
----------------------------------------------------------------------------------------------------------------------
      Excess Auto                   Aviation Agency                  4/1/2000 - 3/31/2001        29,870     Annual
----------------------------------------------------------------------------------------------------------------------
      Medical Equipment             Aviation Agency                  3/29/2000 -3/29/2001         3,363     Annual
----------------------------------------------------------------------------------------------------------------------
      Aggregate Claims Liab         Reliastar                        5/1/2000 - 4/30/2001        15,000    Annually
----------------------------------------------------------------------------------------------------------------------
      Claims Admin Runout           CIGNA                            5/1/2000 - 4/30/2001       125,779    One time
----------------------------------------------------------------------------------------------------------------------
      Pilot Long Term Disabl        UNUM                             5/1/2000 - 4/30/2001         7,975    Monthly
----------------------------------------------------------------------------------------------------------------------
      Stop Loss                     Reliastar                        5/1/2000 - 4/30/2001        31,635    Monthly
----------------------------------------------------------------------------------------------------------------------
      Case Management               Reliastar                        5/1/2000 - 4/30/2001         1,329    Monthly
----------------------------------------------------------------------------------------------------------------------
      Claims Administration         Allied Benefit System            5/1/2000 - 4/30/2001        25,052    Monthly
----------------------------------------------------------------------------------------------------------------------
      Life/AD&D                     CIGNA                            5/1/2000 - 4/30/2001        11,732    Monthly
----------------------------------------------------------------------------------------------------------------------
      EAP                           Behavioral Health Partners       5/1/2000 - 4/30/2001         2,941    Monthly
----------------------------------------------------------------------------------------------------------------------
      Section 125 Admin             Taxsaver                         5/1/2000 - 4/30/2001         1,179    Monthly
----------------------------------------------------------------------------------------------------------------------

---------------------------
CASE NAME: KITTY HAWK, INC.                                 FOOTNOTES SUPPLEMENT
---------------------------
CASE NUMBER: 400-42141-BJH                                    ACCRUAL BASIS
---------------------------

                                              MONTH:           September 2000

------------------------------------------------------------------------------------------------------------
  ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                    FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------
       3                8      All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
------------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
------------------------------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------
       7                       All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                    October 2000

8.   OTHER (ATTACH LIST)                              $ 374,571,580 Reported
                                                  ------------------
        Intercompany Receivables                        374,682,312
        Escrow JRC                                          403,000
        A/R Other                                           459,739
        Misc A/R                                             (8,909)
        A/R Employees                                           853
        A/R 401(k) Loan                                          53
        A/R Payroll advance                                     252
        A/R Travel Advance                                      321
        Deferred Taxes                                   (1,682,277)
        Deposits - Other                                    300,236
        Deposits - Retainers                                416,000
                                                  ------------------
                                                        374,571,580 Detail
                                                  ------------------
                                                                  - Difference


14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                          10,323,664 Reported
                                                  ------------------
        Loan organizaiton costs                           1,403,044
        Bond offering costs                               7,151,860
        Non-compete - Beti Ward                             320,840
        Goodwill - KH Cargo                               1,447,920
                                                  ------------------
                                                         10,323,664 Detail
                                                  ------------------
                                                                  - Difference


15.  OTHER (ATTACH LIST)                                138,370,015
                                                  ------------------
        Investment in KH Aircargo                             1,000
        Investment in KH International                   81,974,302
        Investment in Longhorn                            2,266,436
        Investment in KH Cargo                           54,128,277
                                                  ------------------
                                                        138,370,015 Detail
                                                  ------------------
                                                                  - Difference


22.  OTHER (ATTACH LIST)                                  $ 549,498 Reported
                                                  ------------------
        Accrued expenses                                     23,347
        Accrued interest                                    462,280
        Accrued health savings                               84,517
        A/P Aging reconciling item                          (25,852)
        Accrued 401(k)                                        5,206
        Accrued Salaries/Wages                                    -
                                                  ------------------
                                                            549,498 Detail
                                                  ------------------
                                                                  - Difference

27.  OTHER (ATTACH LIST)                                $35,319,820 Reported
                                                  ------------------
        Deferred Taxes                                   37,136,131
        Accrued Taxes payable                           (17,658,879)
        Interest payable                                 15,842,568
                                                  ------------------
                                                         35,319,820 Detail
                                                  ------------------
                                                                  - Differnece

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                      (210,756)Reported
                                                  ------------------
        Interest Income                                    (210,686)
        Other Misc Income                                       (70)
                                                  ------------------
                                                           (210,756)Detail
                                                                  - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                 40,609,783 Reported
                                                  ------------------
        Transfers from Charters                           2,485,265
        Transfers from Cargo                             12,727,769
        Transfers from Aircargo                          14,269,159
        Transfers from International                          8,500
        Transfers from Aircraft Leasing                   2,950,000
        Transfer to COD Account                              (3,964)
        Transfers to LSI                                     (3,483)
        Cash deposits - non-lockbox                       2,797,800
        Interest income                                     209,871
        Returned Wire                                       513,044
        Auction proceeds from KH International            4,656,160
        NSF Checks                                             (338)
                                                  ------------------
                                                         40,609,783 Detail
                                                  ------------------
                                                                  - Difference
                                                  ------------------

25.  OTHER (ATTACH LIST)                                 18,009,360 Reported
                                                  ------------------
        Inc. 401(k)                                         241,181
        Employee Expenses                                    93,947
        Bank charges                                         12,896
        Interest expense                                        916
        Fuel                                              8,736,154
        Ground Handling                                   2,199,079
        Shipping                                            223,567
        Ondemand Charter costs                               92,972
        135 Airline costs                                    83,259
        Building Rent and expenses                          832,028
        Contract Labor                                      629,450
        Trucking                                            462,558
        Customs/Parking/Landing                             876,006
        Transfers                                             1,103
        Security                                             34,378
        Simulator/Communication/Other Training              245,361
        Voided checks and corrections                      (192,538)
        Board of Direcetors expenses                            329
        Shutdown costs                                       91,042
        Commissions                                         203,905
        Deicing                                              26,943
        Deposits                                            947,010
        Subcharter Aircraft                               2,167,814
                                                  ------------------
                                                         18,009,360 Detail
                                                                  - Difference